MET INVESTORS SERIES TRUST

                  Legg Mason Partners Managed Assets Portfolio

                        SUPPLEMENT DATED MAY 14, 2008 TO
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 28, 2008

     This Supplement is made as of May 14, 2008 to the Statement of Additional Information ("SAI") of Met Investors Series Trust (the "Trust") dated April 28, 2008.

     Effective immediately, the following replaces the information for Legg Mason Partners Managed Assets Portfolio appearing under the heading "INVESTMENT OBJECTIVES AND POLICIES - High Yield/High Risk Debt Securities" on page 22 of the Trust's SAI:

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 Legg Mason Partners Managed      The Portfolio has adopted an operating  policy that  prohibits it
   Assets                         from purchasing any securities rated lower than BBB by Standard &
                                  Poor's,  Baa by Moody's or, if unrated by such services,  are, in the Adviser's opinion, of equivalent quality, if as a result more than 10% of the  Portfolio's  assets  that are  invested  in debt securities would be invested in such securities and the Portfolio does not purchase any debt securities  rated B or lower by either service or their  equivalent - for this purpose,  debt securities do not include  convertible  securities and this operating policy does not apply to debt  securities  rated B or lower if  acquired through a tender or exchange  offer of existing  debt  securities undergoing a restructuring.
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